Exhibit 32.1

CERTIFICATION PURSUANT TO 18
U.S.C. Section 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of First American Scientific Corp. (the "Company") on Form 10-KSB for the year ended June 30, 2007, as filed with the Securities and Exchange Commission on the date here of (the "report"), I, John Brian Nichols, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 14th day of October, 2007.

JOHN BRIAN NICHOLS
John Brian Nichols, President and Chief
Executive Officer